                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event report) MARCH 15, 2002
                                                         --------------

                  First Union National Bank (as Representative
               under a Pooling and Servicing Agreement dated as of
                    July 31, 1998 providing for the issuance
                        of The Money Store Trust, Series
                       1998-B) and each of the Originators
                      listed on Schedule A attached hereto.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

      *                                   333-32775                       *
     ---------------------------------------------------------------------------
     State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)                File Number)                 ID Number)

c/o First Union National Bank, 401 South Tryon Street-NC1179 Charlotte, NC 28288
--------------------------------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

*        See Schedule A

Item 5            Other Events

                  The Servicer has and continues to adjust its servicing policies to meet the requirements of regulatory agencies, as provided for in the Pooling and Servicing Agreement. The Issuer will disclose such policies that materially and adversely effect the Certificateholders.

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the MARCH 15, 2002 Remittance Date.

Item 7            Financial Statements and Exhibits

Item 601 (a) of Regulation
S-K Exhibit Number

20.1 Monthly statement to Class A Certificate holders with respect to the MARCH 15, 2002 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
-----------------------
Name: Robert Ashbaugh
Title: Vice President                                      Dated: APRIL 1, 2002

                                  Exhibit Index

20.1 Monthly statement sent to Class A Certificate holders with respect to the MARCH 15, 2002 Remittance Date.

                                   Schedule A

                                          State of                              IRS Employer
Registrant                                Incorporation                         ID Number
----------                                -------------                         ------------
TMS Mortgage Inc.                           New Jersey                          22-3217781
The Money Store/D.C. Inc.                   D.C.                                22-2133027
The Money Store/Kentucky Inc.               Kentucky                            22-2459832
The Money Store Home Equity Corp.           Kentucky                            22-2522232
The Money Store/Minnesota Inc.              Minnesota                           22-3003495